Exhibit 99.2

First Quarter 2014 Earnings Conference Call — May 6, 2014

Forward Looking Statements Statements made during this call and presentation that set forth expectations, predictions, projections or are about future events are based on facts and situations that are known to us as of today, May 6, 2014. We believe that our expectations and assumptions are reasonable. Actual results may differ materially, due to risks and uncertainties, such as those described on pages 8-14 of the 2013 Form 10-K filed on February 28, 2014, and other subsequent filings by Matson with the SEC. Statements made during this call and presentation are not guarantees of future performance. We do not undertake any obligation to update our forward-looking statements.

Businesses performed as expected during the first quarter 2014 Sustained demand in core markets Strength in freight rates remained Continuing YOY improvement in Logistics 1Q14 financial results negatively impacted by the timing of fuel surcharge collections Affirming full year Ocean Transportation operating income to be near or slightly above 2013 levels and Logistics to modestly exceed 2013 level Strengthening economy positively impacting Jones Act trades & Logistics Modest improvement at SSAT expected China expedited service still in high demand Opening Remarks

EBITDA, EPS – 1Q 2014 1Q14 Net Income of $3.4 million versus 1Q13 Net Income of $9.1 million See the Addendum for a reconciliation of GAAP to non-GAAP for Financial Metrics

Hawaii Service First Quarter Performance Negatively impacted by timing of fuel surcharge collections Volume down 2.9 percent, fully offset by higher rates and favorable cargo mix Outlook for 2014 Overall market volume expected to increase Competitor expected to launch a new vessel by end of 2014 Expect flat to slight YOY increase in Matson’s container volume Core 9-ship fleet deployment expected

Hawaii Economic Indicators Indicator (% Change YOY) 2011 2012 2013 2014F 2015F 2016F Real Gross Domestic Product 0.3 1.0 2.6 2.9 3.9 3.2 Visitor Arrivals 3.7 9.7 2.5 0.7 1.1 1.6 Construction Jobs (0.3) 2.1 4.8 5.8 10.2 8.5 Residential Building Permits (13.5) 18.6 16.5 33.5 37.2 11.6 Non-Residential Building Permits (4.5) 50.3 (10.7) 21.9 17.1 7.3 Source: UHERO: University of Hawaii Economic Research Organization; State Forecast Update, February 28, 2014, http://www.uhero.hawaii.edu Continued positive economic trends Construction activity key to Hawaii growth

Honolulu’s Urban Core Source: DBEDT: Construction and Hawaii’s Economy, February 20, 2014 http://dbebt.hawaii.gov Waikiki Ritz-Carlton Residences Waikiki Beach broke ground in August 2013 Hyatt Regency Waikiki Resort and Spa to begin $100 million renovation in 2014 Sheraton Princess Kaiulani $500 million, three-year redevelopment project on hold until 2015 International Market Place underway with a $350 million development scheduled for 2016 Outrigger Resorts to add $100 million, 200-room hotel tower Kakaako & Ala Moana 600 acre area (Kakaako) being developed as an “urban neighborhood” 17 buildings providing ~5,740 housing units Ala Moana Center undergoing $570 million renovation

Honolulu Rail Transit Project 20-mile rail project will cost an estimated $5.2 billion First 10-miles to begin operating in 2017; entire 20-mile system to be operational in 2019 Source: HART: March 2014 Quarterly Report www.HononluluTransit.org

Freight Super Cycles in Hawaii Source: Matson, Inc. Super-cycles have characterized Matson container volume Emerging from bottom of cycle

Guam Service Outlook for 2014 Steady ongoing economic activity Modest volume improvement expected in 2014, assuming no new competitor enters market First Quarter Performance Modest uptick in volume associated with solar installation projects

China Expedited Service (CLX) Source: Shanghai Shipping Exchange First Quarter Performance Volume decreased due to additional sailing last year Continued strong demand and premium rate for expedited services amid market rate erosion Outlook for 2014 Volume similar to 2013 Overcapacity expected to continue Matson rates expected to approximate 2013 levels

SSAT Joint Venture First Quarter Performance Incremental gains in lift volume Continuing optimization of Oakland terminal Outlook for 2014 Modest profits expected in 2014

Matson Logistics First Quarter Performance Intermodal and highway volume growth Warehouse operating improvements Severe weather impacted results Source: Association of American Railroads Outlook for 2014 Improvement in core brokerage business, expense control and improvements in warehouse operations Modest operating income improvement expected Source: Transport Intermediaries Association

1Q2014 Operating Income SSAT had a $0.2 million contribution in both 1Q14 and 1Q13 1Q13 1Q14 Change Revenue $299.9 $294.6 ($5.3) Operating Income $18.5 $9.4 ($9.1) Oper. Income Margin 6.2% 3.2% 1Q13 1Q14 Change Revenue $94.8 $97.9 $3.1 Operating Income $0.2 $0.5 $0.3 Oper. Income Margin 0.2% 0.5% 1Q14 Consolidated Operating Income of $9.9 million versus $18.7 million in 1Q13

1Q2014 Condensed Statements of Income Key Items Total Revenue declined 0.6% Operating costs increased 1.5% Effective tax rate of 41.4% LTM EBITDA of $160.6 million See the Addendum for a reconciliation of GAAP to non-GAAP for Financial Metrics (in $ millions) 1Q14 1Q13 Operating Revenue Ocean transportation $294.6 $ 299.9 Logistics 97.9 94.8 Total operating revenue 392.5 394.7 Costs and Expenses Operating costs 347.8 342.8 Selling, general and administrative 35.0 33.4 Equity in income from terminal joint venture (0.2) (0.2) Total operating costs and expenses 382.6 376.0 Operating Income 9.9 18.7 Interest expense (4.1) (3.7) Income tax expense (2.4) (5.9) Net Income $3.4 $9.1 Diluted Earnings Per Share ($/share) $0.08 $0.21

Condensed Balance Sheet Assets (in $ millions) 3/31/14 12/31/13 Cash and cash equivalents $ 229.7 $ 114.5 Other current assets 227.5 234.4 Total current assets 457.2 348.9 Investment in terminal joint venture 57.8 57.6 Property and equipment, net 722.9 735.4 Other assets 106.4 106.4 Total assets $1,344.3 $1,248.3 Liabilities & Shareholders’ Equity (in $ millions) 3/31/14 12/31/13 Current portion of long-term debt $ 12.5 $ 12.5 Other current liabilities 186.8 188.1 Total current liabilities 199.3 200.6 Long term debt 371.1 273.6 Deferred income taxes 327.0 326.1 Other liabilities 111.0 109.8 Total long term liabilities 809.1 709.5 Shareholders’ equity 335.9 338.2 Total liabilities and shareholders’ equity $1,344.3 $1,248.3 Cash and Debt Levels Cash increased $115.2 million in 1Q14 Total debt of $383.6 million Net Debt/ LTM EBITDA ratio of 0.96x Issued $100 million senior unsecured 30-year notes on January 28, 2014 See the Addendum for a reconciliation of GAAP to non-GAAP for Financial Metrics

Cash Generation and Uses of Cash * LTM = Last Twelve Months as of March 31, 2014; Does not include $100 million financing in January 2014 or $6.5 million in Other sources of Cash

Outlook excludes any future impact of the molasses incident, which is unknown, and is being provided relative to 2013 operating income excluding the $9.95 million Litigation Charge taken in 4Q13 Ocean Transportation operating income for 2014 expected near or slightly above prior year level of $104.3 million: Flat to slight increase in Hawaii volume Modest improvement in Guam volume Flat volume and rates in China Improving results in South Pacific trade Core 9-ship fleet deployment Modest profit at SSAT Logistics operating income expected to modestly exceed 2013 level of $6.0 million: Improvement in core brokerage business Expense control and improvements in warehouse operations 2014 Outlook

Summary Remarks Continued confidence about Hawaii growth prospects as construction cycle begins to materialize Activity in Guam muted, but Matson performing well Unique, expedited CLX service running at full capacity Logistics and SSAT businesses well positioned Strong balance sheet and cash flow generation provide financial capacity to fund fleet renewal program, pursue attractive investment opportunities and return capital to shareholders

Addendum Oakland International Container Terminal

Addendum – Use of Non-GAAP Measures Matson reports financial results in accordance with U.S. generally accepted accounting principles (“GAAP”). The Company also considers other non-GAAP measures to evaluate performance, make day-to-day operating decisions, help investors understand our ability to incur and service debt and to make capital expenditures, and to understand period-over-period operating results separate and apart from items that may, or could, have a disproportional positive or negative impact on results in any particular period. These non-GAAP measures include, but are not limited to, Earnings Before Interest, Depreciation and Amortization (“EBITDA”), Return on Invested Capital (“ROIC”), Free Cash Flow per Share, and Net Debt/EBITDA. The Company calculates EBITDA as the sum of net income, less income or loss from discontinued operations, plus income tax expense, interest expense and depreciation and amortization. EBITDA should not be considered as an alternative to net income (as determined in accordance with GAAP), as an indicator of our operating performance, or to cash flows from operating activities (as determined in accordance with GAAP) as a measure of liquidity. Our calculation of EBITDA may not be comparable to EBITDA as calculated by other companies, this calculation of EBITDA is not identical to EBITDA used by our lenders to determine financial covenant compliance.

GAAP to Non-GAAP Reconciliation (Net Debt and EBITDA) (in $ millions) First Quarter LTM 2014 2013 Change Net Income 3.4 9.1 (5.7) 48.0 Add: Income tax expense 2.4 5.9 (3.5) 28.7 Add: Interest expense 4.1 3.7 0.4 14.8 Add: Depreciation & amortization 17.4 17.3 0.1 69.1 EBITDA $27.3 $36.0 ($8.7) $160.6 As of March 31, 2014 (in $ millions) Total Debt $383.6 Subtract: Cash and cash equivalents (229.7) Net Debt $153.9